UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2021

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Water Street

Camden, NJ 08102-1658

(Address of principal executive offices, including zip code)

(856) 955-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) & (c)     Walter J. Lynch, President and Chief Executive Officer of American Water Works Company, Inc. (the “Company”) has been hospitalized and is recovering from an injury. On December 7, 2021, the Board of Directors of the Company (the “Board”) executed its business continuity plan and appointed M. Susan Hardwick, 59, the Company’s Executive Vice President and Chief Financial Officer, to the office of Interim Chief Executive Officer in addition to her current officer role. Ms. Hardwick will assume Mr. Lynch’s authority, duties and responsibilities, including serving as the Company’s principal executive officer, in addition to her role as the Company’s principal financial officer, until such time as Mr. Lynch is able to reassume those responsibilities. No change was made to Ms. Hardwick’s compensation as a direct result of this appointment, and Mr. Lynch remains a member of the Board and an executive officer of the Company.

Biographical and other information regarding Ms. Hardwick is included in the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on March 29, 2021. Other than as described above, there are no arrangements or understandings between Ms. Hardwick and any other person pursuant to which she was selected to serve as Interim Chief Executive Officer of the Company.

A copy of the press release issued by the Company on December 8, 2021 announcing the Board’s appointment has been included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “uncertain,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “should,” “will” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements relate to, among other things, the length of Ms. Hardwick’s term of service as Interim Chief Executive Officer as indicated above. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2021, and other filings with the SEC, and additional risks and uncertainties, including with respect to Mr. Lynch’s injury and his recovery therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

The following exhibits to this Current Report have been provided herewith (as noted below):

Exhibit No.	Description

99.1*	Press Release, dated December 8, 2021, issued by the Company.

104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: December 8, 2021	By:	/s/ CHERYL NORTON
Cheryl Norton
Executive Vice President and Chief Operating Officer

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